UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2014

TIM HORTONS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)

(905) 845-6511
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Tim Hortons Inc. (the “Corporation”) is a foreign private issuer that prepares its proxy circular, as required, in accordance with Canadian corporate and securities law requirements. The Corporation currently continues to file its periodic and current reports on U.S. domestic issuer forms. Its proxy circular, dated March 11, 2014, will be mailed and made available to the Corporation’s shareholders on or about March 25, 2014 and will be filed with the Canadian securities regulatory authorities on March 21, 2014. The Corporation's proxy circular is also being furnished on this report on Form 8-K to which the proxy circular is an exhibit.

Exhibit 99.1 containing the proxy circular of the Corporation, dated March 11, 2014, shall not be deemed filed for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit 99.1	Management proxy circular of Tim Hortons Inc. dated March 11, 2014.

Exhibit 99.2	Safe Harbor Statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: March 21, 2014	By:	/s/ JILL E. SUTTON
Jill E. Sutton Executive Vice President, General Counsel and Secretary